UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2005
                                                           ------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                    0-28815                 06-1241321
(State or other Jurisdiction    (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)


 13 North Street, Litchfield, Connecticut                          06759
 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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

Section 8 - Other Events

     Item 8.01. Other Events.

     Annual Meeting of Shareholders of First Litchfield Financial Corporation
     ------------------------------------------------------------------------

     The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 18, 2005.

     1.   Election Of Directors.

     The vote for re-electing each of the two (2) Directors listed below to serve for a term of three years is as follows:

                                                             Withholding
                                            For               Authority
                                            ---               ---------
     Kathleen A. Kelley
     ------------------

        Number of Shares:                1,380,541             86,269
        Percentage of
           Shares Voted:                    94.12%              5.88%
        Percentage of Shares
           Entitled to Vote:                68.10%              4.26%


                                                             Withholding
                                            For               Authority
                                            ---               ---------
     H. Ray Underwood

        Number of Shares:                1,369,110             97,700
        Percentage of
           Shares Voted:                    93.34%              6.66%
        Percentage of Shares
           Entitled to Vote:                67.53%              4.82%

     2.   Appointment of Auditors.
          -----------------------

     To vote cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year were as follows:

     "FOR APPROVAL"              "AGAINST APPROVAL"             "ABSTAIN"

       1,451,539                        112                       15,159
       ---------                        ---                       ------
         Number                       Number                      Number

         71.60%                        0.01%                       0.75%
         ------                       -----

                      (Percent of shares entitled to vote)

         98.96%                        0.01%                       1.03%
         ------                        -----                       -----

                (Percent of shares actually voted at the meeting)


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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                 FIRST LITCHFIELD FINANCIAL CORPORATION



                                  By  /s/  Joseph J. Greco
                                    --------------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer



Dated: May 19, 2005


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